BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated August 10, 2017

to Prospectus dated January 27, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY OF BARON DISCOVERY FUND

Effective Monday, October 9, 2017, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 34 of the Prospectus, the following sentences under “Principal Investment Strategies of the Fund,” which read as follows: “The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger. At the last reconstitution by Russell on June 30, 2016, the weighted median market cap of the Russell 2000 Growth Index was $1.79 billion.” are deleted in their entirety and replaced with the following: “The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at June 30 and December 31, or companies with market capitalizations up to $1.5 billion, whichever is larger.”

On page 37 of the Prospectus, the following paragraph under “Management” is deleted in its entirety: “Portfolio Manager Adviser. Cliff Greenberg has been the portfolio manager adviser of Baron Discovery Fund since its inception on September 30, 2013.”

On page 49 of the Prospectus, the second and third sentences in the sixth paragraph under “Management of the Funds” which read as follows: “He has been the portfolio manager adviser of Baron Discovery Fund since its inception on September 30, 2013. He advises the co-managers of the Fund on stock selection and buy and sell decisions and is responsible for ensuring the execution of the Fund’s investment strategy.” are deleted in their entirety.

On page 50 of the Prospectus, the eighth and ninth sentences in the ninth paragraph under “Management of the Funds” which read as follows: “Cliff Greenberg has been the portfolio manager adviser of Baron Discovery Fund since its inception on September 30, 2013. In this role, he advises the co-managers of the Fund on stock selection and buy and sell decisions and is responsible for ensuring the execution of the Fund’s investment strategy.” are deleted in their entirety.

This information supplements the Prospectus dated January 27, 2017. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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